Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


File by the Registrant  [XX]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[]   Preliminary Proxy Statement              [ ]  Confidential, for use of the
[XX] Definitive Proxy Statement                    Commission only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              WORLD SERVICES, INC.
                              --------------------
                (Name of Registrant as Specified In Its Charter)

                            Ronne Tarrell, President
                            ------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:1

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

----------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:



World Services, Inc. Proxy Statement

                              WORLD SERVICES, INC.
                          724 North Kline, P.O. Box 786
                          Aberdeen, South Dakota 57402

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on June 24, 1999

--------------------------------------------------------------------------------
                                                                    May 25, 1999

TO THE SHAREHOLDERS OF WORLD SERVICES, INC.:

     The Annual Meeting of Shareholders of World Services, Inc., a South Dakota corporation, ("World Services" or the "Company") will be held at the Ramada Inn, 2727 Sixth Avenue Southeast, Aberdeen, South Dakota 57401 on June 24, 1999 at 2:00 p.m. local time, to consider and take action on:

     1 The election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2 Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     The discussion of the proposal set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

     Only holders of record of common stock at the close of business on May 21, 1999, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

     Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                             By Order of the Board of Directors:
                                             Ronne Tarrell, President

     PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT



World Services, Inc. Proxy Statement

                              WORLD SERVICES, INC.
                          724 North Kline, P.O. Box 786
                          Aberdeen, South Dakota 57402

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 24, 1999
                                                                    May 25, 1999

     This Proxy Statement is being furnished to shareholders of World Services, Inc. ("World Services" or the "Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Annual Meeting of shareholders of the Company (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 2:00 p.m. local time, at the Ramada Inn, 2727 Sixth Avenue Southeast, Aberdeen, South Dakota 57401 on June 24, 1999. This Proxy Statement will be first mailed to the shareholders on or about May 28, 1999.

                                VOTING SECURITIES

     Holders of record of the Company's common stock (the "Common Stock") at the close of business on May 21, 1999 (the "Record Date") will be entitled to vote on all matters. On the Record Date, the Company had 2,639,697 shares of Common Stock outstanding. The holders of shares of Common Stock are entitled to one vote per share. The Company's voting securities include its outstanding Common Stock.

     A majority of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present:

     the  five  nominees  for  the  Board   receiving  the  greatest  number  of
     affirmative votes will be elected as directors (proposal 1)

     Management may also recommend that the meeting be adjourned if a quorum is not present. Management has not determined whether to do so, however.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on a particular matter.


World Services, Inc. Proxy Statement

     A shareholder who gives his proxy pursuant to this solicitation may revoke it at any time before it is voted either by giving notice of the revocation thereof to the Secretary of the Company, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At May 21, 1999 (the "Record Date"), World Services had one class of outstanding voting securities, its common stock (referred to herein as the "Common Stock"). The following table sets forth information as of the "Record Date" with respect to the ownership of the Common Stock for all directors, individually, all executive officers named in the compensation table, all executive officers and directors as a group, and all beneficial owners of more than five percent of the Common Stock (not including shares held in the name of known depositories, such as CEDE & Co., for the benefit of the underlying beneficial shareholders). The following shareholders have sole voting and investment power with respect to the shares unless indicated otherwise.

--------------------------------------------------------------------------------

Name & Address           Amount & Nature         Percent          Percent
     of                   of Beneficial          of               of Voting
Beneficial Owner           Ownership             Class            Securities
--------------------------------------------------------------------------------

Murray Woulfe           223,450 shares(1)        8.2%
HCR 70 Box 2206
Lake George, MN 56458

(1) Ownership is direct. 155, 883 of these shares are held in escrow pursuant to an agreement with the Director of Securities of South Dakota until, if ever, World Services achieves net earnings per share of $0.10 for any three year period, two of which must be consecutive.


OFFICERS & DIRECTORS
AS A GROUP (5 persons)          111,005 (11)            4.0%

Ronne Tarrell (1)(3)              3,922 shares             *
Delores Bower (1)(4)             96,180 shares          3.5%
David Jorgenson (1)               1,706 shares             *
Delbert Harty (1)(3)              8,726 shares             *
Terry Heinz (1)                     471 shares             *


World Services, Inc. Proxy Statement

----------

*    Less than one percent.

(1)  Ownership is direct.

(2) There are no warrants outstanding by which any officer, director, or other person has the right to purchase shares of World Services' Common Stock.

(3) These shares are held in escrow pursuant to an agreement with the Director of Securities of South Dakota until, if ever, World Services achieves net earnings per share of $0.10 for any three year period, two of which must be consecutive.

(4) 8,827 of these shares are held in escrow pursuant to an agreement with the Director of Securities of South Dakota until, if ever, World Services achieves net earnings per share of $0.10 for any three year period, two of which must be consecutive.

Style
StyleAll officers and directors: Includes the interests of Messrs. Tarrell, Jorgenson, Harty, Heinz and Ms. Bower (1), (2), (3), (4), above.

     The Company knows of no arrangement, the operation of which may, at a subsequent date, result in change in control of the Company.



                                   PROPOSAL 1-
                              ELECTION OF DIRECTORS

The following persons are nominated as directors of the Company for a term of one year and until the election and qualification of their successors:

  Ronne Tarrell                      Delores Bower              David Jorgenson
  Delbert Harty                      Terry Heinz

These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Board of Directors of the Company, unless a shareholder withholds authority to vote for any or all of the nominees. The five nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.


World Services, Inc. Proxy Statement

Identification of Directors and Executive Officers
--------------------------------------------------

The following table sets forth the names and ages of all the Directors and Executive Officers of World Services, positions held by each such person, and when such person was first elected or appointed. The directors each serve until their successors are duly elected and qualified; officers are appointed by, and serve at the pleasure of, the Board of Directors.

                                                                 First
                                                                 Elected or
    Name & Age             Position                              Appointed
    ----------             --------                              ---------

    Ronne Tarrell          President, Director                   1990
      Age 57

    Delores Bower          Vice President, Director              1990
      Age 55

    David Jorgenson        Director                              1990
      Age 63

    Delbert Harty          Director                              1993
      Age 59

    Terry Heinz            Secretary, Treasurer, Director        1993
      Age 41

     There are no family relationships among the officers or directors.

     No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position.

     Directors hold office until their successors are elected and qualified, or until their resignation. Executive officers are elected at annual meetings of the Board of Directors. Each such officer holds office until a successor has been duly elected and qualified or until death, resignation or removal. No director of the Company is a director of another company having securities registered under Section 12 of the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940.

     A brief summary of the business experience of each person who is currently an officer or director of the Company, and such person's service with the Company is as follows:

World Services, Inc. Proxy Statement

RONNE TARRELL
-------------

     Mr. Tarrell has been president since 1993 and a director of World Services since 1990. He is a licensed realtor in the State of South Dakota and since February 1998, has been a broker-associate with Real Estate Associates in Aberdeen, South Dakota; prior to that he owned and operated Tarrell Realty for more than the previous five years.

DELORES BOWER
-------------

     Ms. Bower has been Vice President and a Director of World Services since 1990. She has been financial director of Midwest Paint, a privately held company in Aberdeen, South Dakota, for more than the past five years.

DAVID JORGENSON
---------------

     Mr. Jorgenson was Secretary and Treasurer from 1993 until 1998, and a director of World Services since 1990. Mr. Jorgenson is manager of a small business in Aberdeen, South Dakota. For the five prior years, Mr. Jorgenson was a state video lottery inspector for the State of South Dakota Lottery Commission. In addition, Mr. Jorgenson manages his own investments.

DELBERT HARTY
-------------

     Mr. Harty has been a director of World Services since 1993. He has been retired for more than the last five years, and currently manages his personal investments. Prior to retirement he was employed as a machinist.

TERRY HEINZ
-----------

     Mr. Heinz has been a director of World Services since 1993 and Secretary-Treasurer from 1998. At present Mr. Heinz is the account manager at NorCom Advanced Technologies, Inc., a direct marketing firm in Aberdeen, South Dakota. From April 1984 until October 1993 he was a sales representative for Dial-Net, a marketing firm in Sioux Falls, South Dakota.

     There are no significant employees who are not also directors or executive officers, described above. There are no family relationships among the officers or directors.

Meetings of the Board
---------------------

     The Board of Directors held six formal meetings during the fiscal year ended December 31, 1998 and one meeting subsequently through April 30, 1999. Each director attended at least 75% of the formal meetings either in person or by telephone. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company.


World Services, Inc. Proxy Statement

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

Based solely on its review of the copies of the reports it received from persons required to file, the Company believes that during the period from January 1, 1998 through April 30, 1999, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

The following table sets forth information regarding compensation paid to the chief executive officer and the other principal officers of World Services for the three years ended December 31, 1998. No other person who is currently an executive officer of World Services earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to him by the Company and any subsidiary.


====================================================================================================
                                 Annual Compensation         Long Term Compensation
                               ---------------------------------------------------------------------
                                                          Awards                Payout
                                                         -----------------------------
                                                         Restricted   Options   LTIP    All Other
Name and Position       Year    Salary    Bonus  Other   Awards       & SAR's   Payout  Compensation
----------------------------------------------------------------------------------------------------
Ronne Tarrell,
Presidennt and
Chief Executive Officer 1998    $22,000    -0-    -0-     -0-          -0-       -0-     -0-
                        1997    $22,000    -0-    -0-     -0-          -0-       -0-     -0-
                        1996        -0-    -0-    -0-     -0-          -0-       -0-     -0-
====================================================================================================


Compensation Under Plans.
-------------------------

     World  Services  has  no  stock  option  plan,   stock  bonus  plan,  other
compensatory plan or arrangement, or employee benefit plan for employees, consultants, officers, or directors.


World Services, Inc. Proxy Statement

Long Term Incentive Compensation Plans, Defined Benefit and Actuarial Plans
---------------------------------------------------------------------------

     World Services has no long term incentive compensation plans, defined benefit plans, or actuarial plans. There are no plans to pay bonuses or deferred compensation to employees of the Company. The Company has not adopted any medical, life or other insurance plan for its employees.

Compensation of Directors
-------------------------

     World Services paid its directors $150 per directors' meeting attended for their services for a total of ten meetings that were held during fiscal 1997 and six meetings during fiscal 1998. In addition, officers and directors may receive reimbursement for out-of-pocket expenses incurred by them in connection with the business of World Services.

     World Services has no other arrangements pursuant to which it compensates its directors for acting in their capacities as such.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     There have been no transactions between officers, directors and significant shareholders of the Company except as described elsewhere herein.

                           PROPOSALS FROM SHAREHOLDERS

     Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to the Company at World Services, Inc., Attention: Corporate Secretary, 724 North Kline, P.O. Box 786, Aberdeen, South Dakota 57402-0786 and must be received by the Company by January 2, 2000. Upon receipt of any such proposal, the Company shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.

                          ANNUAL REPORT TO SHAREHOLDERS

     This proxy statement is being accompanied by the Company's annual report to shareholders. The annual report to shareholders does include the audited financial statements for the Company.

ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, and other reports filed by World Services under the Securities Exchange Act of 1934, are available to any shareholder at no cost upon request to:
Corporate Secretary, 724 North Kline, P.O. Box 786, Aberdeen, South Dakota 57402-0786, or by telephone: (605) 225-4131.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

          By Order of the Board of Directors:

          World Services, Inc.
          Ronne Tarrell, President


World Services, Inc. Proxy Statement

                              World Services, Inc.
                          724 North Kline, P.O. Box 786
                          Aberdeen, South Dakota 57402
                                      PROXY
           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Ronne Tarrell, Proxy, with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of World Services, Inc. held of record by the undersigned on May 21, 1999, at the Special Meeting of Shareholders to be held on June 24, 1999 and at any adjournments or postponements thereof.


[ ]  1.   ELECTION OF DIRECTORS FOR all nominees  listed below:  to vote for all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY:(INSTRUCTION) To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

          Ronne Tarrell     Delores Bower    Terry Heinz
          David Jorgenson   Delbert Harty

                                     Style

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     (over)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and will abstain from voting on all other matters.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



-----------------------------
Signature


Date:           ,1999
     -----------

-----------------------------
Signature if held jointly




                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE




World Services, Inc. Proxy Statement